CORPORATE
                                                              HIGH YIELD
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance

                                                              Semi-Annual Report
                                                              November 30, 2000

CORPORATE HIGH YIELD FUND, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                              Corporate High Yield Fund, Inc., November 30, 2000

DEAR SHAREHOLDER

High-Yield Market Overview

During the six-month period ended November 30, 2000, the high-yield market suffered--plagued by negative earnings surprises--fear of increasing default rates and recession, skittish investors and lack of liquidity. Investors have a "sell first, ask questions later" approach to earnings disappointments, in our opinion. Even the possibility of unfavorable news can push bond prices down. Unfortunately, that attitude and limited capital commitments from market makers decreased market liquidity. With this backdrop, an investor might well wonder what is necessary for the market to turn around and whether to stay the course in the high-yield sector.

Can the high-yield market improve? If high-yield prices stabilize or improve, returns would improve, cash would flow into the high-yield market, bond prices would rise, liquidity would increase, and returns improve further. To step into that virtuous circle and achieve a positive change in market direction, we believe there are several important, but not sufficient, conditions. Strengthening of corporate credit fundamentals would buttress high-yield performance, though broad improvement is unlikely in the near term. Falling interest rates would also provide some support to the high-yield market. Despite our equity-like investment characteristics and modest correlation of returns with other types of bonds, high-yield bonds remain a fixed-income investment.

We believe that the interest rate environment will become more favorable in the next several months. Conceivably, any stability could form a base for better returns in the high-yield market, although the potential for enhanced earnings remains uncertain. A wild card is the propensity of investors to choose equities rather than high-yield investments. Until investors see a clear advantage to the high-yield market, cash flows could remain feeble and the technical underpinnings weak.

Should an investor stick with the high-yield market? We believe that the high-yield market continues to represent value for those with a long-term investment horizon. We also believe that timing the market is difficult, as investor sentiment can turn unexpectedly. Previous bear markets in the high-yield sector have been followed by quick and dramatic upturns. While it is not possible to say whether this will end with the same positive result or when such a turn would occur, we believe that investors are being paid quite well to wait. Valuations are presently very attractive. At 949 basis points (9.49%), the spread or difference between yields of Treasury bonds and high-yield bonds is approaching levels near those seen in 1990, our market's previous trough. Furthermore, yields are generous. As of November 30, 2000, the current yield of the benchmark Credit Suisse First Boston (CSFB) Global High Yield Index was eye-catching at 13.35%.

Fund Performance

For the six months ended November 30, 2000, the total investment return on the Fund's Common Stock was -7.07%, based on a change in the per share net asset value from $10.35 to $8.99, and assuming reinvestment of $0.665 per share income dividends. During this period, the net annualized yield of the Fund's Common Stock was 17.10%. We are not happy with the Fund's performance and market conditions accentuated our poor credit selection. The Fund underperformed the CSFB Global High Yield Index for the six months ended November 30, 2000, in a market where the high-yield sector exhibited its worst returns since 1990. Battered by poor technicals, corporate earnings disappointments and broad capital markets weakness, the benchmark index dropped 4.20% for the six-month period ended November 30, 2000, falling 3.94% in November alone.

Communications companies, notably competitive local exchange carriers, Internet providers and fiber backbone companies were especially hard hit. Companies with a taint of asbestos liability exposure were hammered as well. The Fund suffered from many of these problems, accentuated by leverage, as is typically the case in weak markets. Among the Fund's holdings that dropped dramatically during the period were: the communications holdings of Esprit Telecom Group PLC and PSINet, Inc.; hospital supply company, ALARIS Medical Systems, Inc.; international cable TV company, United Pan-Europe Communications; roofing company, Building Materials Corporation; and our various bonds of Asia Pulp and Paper Company Ltd.

Leverage Strategy

The Fund was on average about 25.5% leveraged during the six-month period ended November 30, 2000. Thus, the Fund borrowed the equivalent of 25.5% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On November 30, 2000, the Fund was 26.2% leveraged, having borrowed $78.9 million at a borrowing cost of 6.876%. We continue to target leverage near 25%. Our leverage hurt performance in this period, as is typical when bond prices fall. Given our view that the high-yield market represents value over the long term, we expect to maintain leverage in a range near current levels, with moderate variations depending on market conditions. This strategy adds to incremental yield, but increases volatility both in weak and in strong markets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

We believe that valuations are too compelling to be defensive. We hold a core of solid, high-quality credits. However, there are many extraordinarily attractive and deeply discounted bonds in the market. While we maintain maturities somewhat shorter than the 7.1-year benchmark weighting and overall quality slightly below benchmark weighting, we may reduce quality somewhat to take advantage of attractive valuations in the single B rating category. At November 30, 2000, the Fund was overweighted relative to the benchmark CSFB Global High Yield Index in several sectors because of our belief in the favorable long-term prospects and asset valuations in these sectors. These included emerging markets, wireless communications, transportation, and healthcare. We were underweighted in fixed communications/telephony.

Given the illiquidity of the high-yield market, executing an investment plan or making major changes to a portfolio can be difficult. During the period, we reduced the Fund's exposure to several of the more liquid names in the fixed telecommunications/telephony sector in anticipation of weaker market perception of this industry. We sold our positions in Flag Telecom Holding Ltd., Global Crossing Holding Limited and Level 3 Communications Inc., and reduced holdings in Nextlink Communications Inc. We also sold our position in Intermedia Communications Inc. on the announcement of WorldCom, Inc.'s intent to acquire the company, but bought back a small position when concerns about the completion of the acquisition first surfaced. We continued to reduce at a substantial profit our position in Forcenergy Inc. We had bought bonds just prior to the firm's bankruptcy, based on our belief in the company's asset value. In this weak high-yield market, nearly all sales were the right investment decision. Redeploying the cash from those sales has been generally less successful. We purchased bonds of towel and sheet producer Westpoint Stevens Inc. at a discount, which has since widened as retail sales have lagged. We continue to believe that Westpoint's strong brand names and low-cost manufacturing will support the bonds in the long run.

We also added positions to the Fund in cable TV names: Adelphia Communications Corp., and two German companies Ekabel Hessen and Callahan Nordrhein-Westfalen. These companies have been under pressure with weakness in communications paper, but have favorable long-term prospects. The Fund's purchase of television broadcaster LIN Holdings Corp. at a somewhat depressed level has paid off as solid operating performance has provided support for the bonds.

In Conclusion

We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

January 12, 2001


                                     2 & 3

                              Corporate High Yield Fund, Inc., November 30, 2000

PROXY RESULTS

During the six-month period ended November 30, 2000, Corporate High Yield Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at the shareholders' meeting on August 23, 2000. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------
                                                                      Shares Voted   Shares Withheld
                                                                           For         From Voting
----------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:   Terry K. Glenn            22,527,968        940,264
                                             Joe Grills                22,509,504        958,727
                                             Walter Mintz              22,504,927        963,304
                                             Robert S. Salomon, Jr.    22,517,511        950,720
                                             Melvin R. Seiden          22,515,877        952,355
                                             Stephen B. Swensrud       22,510,859        957,372
                                             Arthur Zeikel             22,512,152        956,079
------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                        For         Against       Abstain
------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                22,728,888      119,323       620,020
------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                     S&P    Moody's   Face
INDUSTRIES         Ratings  Ratings  Amount                       Corporate Bonds                             Value
======================================================================================================================
Aerospace &                                   L-3 Communications Corp.:
Defense--2.2%        B+     B2    $1,850,000    10.375% due 5/01/2007                                     $  1,891,625
                     B+     B2     3,000,000    8.50% due 5/15/2008                                          2,805,000
                                                                                                          ------------
                                                                                                             4,696,625
======================================================================================================================
Automotive--0.0%     NR*    NR*    3,000,000  Breed Technologies Inc., 9.25% due 4/15/2008 (c)                     300
======================================================================================================================
Broadcasting/Radio   B+     B1     2,250,000  Globo Comunicacoes e Participacoes, Ltd., 10.50% due
                                                12/20/2006 (h)                                               1,929,375
& Television--2.2%   B-     B3     4,150,000  LIN Holdings Corp., 12.941%** due 3/01/2008                    2,936,125
                                                                                                          ------------
                                                                                                             4,865,500
======================================================================================================================
Building Materials--                          Building Materials Corporation:
0.5%                 BB     Ba3      300,000    7.75% due 7/15/2005                                             72,000
                     BB     Ba3    4,650,000    8% due 12/01/2008                                            1,116,000
                                                                                                          ------------
                                                                                                             1,188,000
======================================================================================================================
Cable--5.4%                                   Adelphia Communications Corporation:
                     B+     B2     2,000,000    9.25% due 10/01/2002                                         1,830,000
                     B+     B2     1,750,000    10.875% due 10/01/2010                                       1,382,500
                                              CSC Holdings Inc.:
                     BB-    Ba3    1,000,000    9.25% due 11/01/2005                                         1,005,000
                     BB-    Ba3    3,000,000    9.875% due 5/15/2006                                         3,030,000
                     B+     B2     3,250,000  Charter Communications Holdings LLC, 8.625% due 4/01/2009      2,762,500
                     B+     B1     1,750,000  Insight Midwest, 10.50% due 11/01/2010 (h)                     1,732,500
                                                                                                          ------------
                                                                                                            11,742,500
======================================================================================================================
Cable--International--                        Australis Media Ltd. (c)(d):
8.1%                 D      NR*      118,416    15.75% due 5/15/2003                                             1,184
                     NR*    NR*    6,922,000    15.75% due 5/15/2003 (a)                                        69,220
                     BB     B1     4,000,000  Cablevision SA, 13.75% due 5/01/2009                           2,870,000
                     B-     B3     2,350,000  Callahan Nordrhein-Westfalen, 14% due 7/15/2010 (h)            1,974,000
                     B      B2     1,500,000  Diamond Cable Communications PLC, 13.25% due 9/30/2004         1,425,000
                     B-     B3     2,350,000  Ekabel Hessen, 14.50% due 9/01/2010                            1,950,500
                     B      B2     3,500,000  International Cabletel, Inc., 11.643%** due 2/01/2006          2,940,000
                     BB+    Baa3   1,750,000  Rogers Cablesystems Ltd., 10% due 12/01/2007 (h)               1,820,000
                     D      Caa3   3,000,000  Supercanal Holdings SA, 11.50% due 5/15/2005 (c)(h)            1,350,000
                     B+     B1     2,250,000  TeleWest Communications PLC, 11%** due 10/01/2007              1,777,500
                     B      B2     5,925,000  United Pan-Europe Communications, 13.511%** due 2/01/2010      1,481,250
                                                                                                          ------------
                                                                                                            17,658,654
======================================================================================================================
Chemicals--7.0%      BBB-   Baa3   3,500,000  Equistar Chemicals LP, 8.50% due 2/15/2004                     3,422,135
                     BB-    Ba2    1,950,000  Hercules Inc., 11.125% due 11/15/2007 (h)                      1,872,000
                     NR*    B2       350,000  Huntsman Corporation, 9.50% due 7/01/2007 (h)                    180,250
                     B+     B3     5,000,000  Huntsman ICI Holdings, 12.381%** due 12/31/2009                1,350,000
                                              ISP Holdings Inc.:
                     BB-    Ba3      700,000    9.75% due 2/15/2002                                            595,000
                     BB-    Ba3    1,850,000    9% due 10/15/2003                                            1,433,750
                     BB     Ba3    2,000,000  Lyondell Chemical Company, 9.625% due 5/01/2007                1,922,500
                     B+     B1     2,750,000  Octel Developments PLC, 10% due 5/01/2006                      2,585,000
                     BB-    B3     2,000,000  Sterling Chemicals Inc., 12.375% due 7/15/2006                 1,860,000
                                                                                                          ------------
                                                                                                            15,220,635
======================================================================================================================
Communications--     CCC+   B2     6,250,000  Orion Network Systems, Inc., 15.16%** due 1/15/2007            1,500,000
1.7%                 B-     B3     3,250,000  Satelites Mexicanos SA, 10.125% due 11/01/2004                 2,145,000
                                                                                                          ------------
                                                                                                             3,645,000
======================================================================================================================
Computer Services/   BB-    Ba3    2,250,000  Amkor Technologies Inc., 9.25% due 5/01/2006                   2,092,500
Electronics--5.1%    B+     Ba3    2,300,000  Flextronics International Limited, 9.875% due 7/01/2010 (h)    2,196,500
                     CCC+   Caa3   4,500,000  MCMS Inc., 9.75% due 3/01/2008                                 2,745,000
                     B      B2     2,597,000  SCG Holdings Corporation, 12% due 8/01/2009                    2,441,180
                     B      B2     2,000,000  Zilog Inc., 9.50% due 3/01/2005                                1,560,000
                                                                                                          ------------
                                                                                                            11,035,180
======================================================================================================================
Consumer Products--  B-     B2     3,275,000  Chattem, Inc., 8.875% due 4/01/2008                            2,292,500
2.1%                 B      B3     1,500,000  Corning Consumer Products, 9.625% due 5/01/2008                  375,000
                     CCC+   Caa1   3,175,000  Syratech Corp., 11% due 4/15/2007                              1,825,625
                                                                                                          ------------
                                                                                                             4,493,125
======================================================================================================================


                                     4 & 5

                              Corporate High Yield Fund, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                     S&P    Moody's   Face
INDUSTRIES         Ratings  Ratings  Amount                       Corporate Bonds                             Value
======================================================================================================================
Diversified--1.1%    CCC+   Caa2  $3,750,000  Foamex LP, 13.50% due 8/15/2005                             $  2,437,500
======================================================================================================================
Energy--5.4%         CCC-   Caa3   1,350,000  Belden & Blake Corp., 9.875% due 6/15/2007                     1,107,000
                     BB     Ba3      925,000  Grant Prideco Inc., 9.625% due 12/01/2007 (h)                    923,844
                     CCC    B3     3,500,000  Ocean Rig Norway AS, 10.25% due 6/01/2008                      3,010,000
                     BB     Ba3    2,750,000  Port Arthur Finance Corporation, 12.50% due 1/15/2009          2,722,500
                     BB-    B1     2,750,000  Tesoro Petroleum Corp., 9% due 7/01/2008                       2,640,000
                     B-     B3     2,000,000  United Refining Co., 10.75% due 6/15/2007                      1,300,000
                                                                                                          ------------
                                                                                                            11,703,344
======================================================================================================================
Entertainment--0.9%  B+     B1     1,950,000  Intrawest Corp., 9.75% due 8/15/2008                           1,881,750
                     CC     Ca     3,250,000  Regal Cinemas Inc., 9.50% due 6/01/2008                          178,750
                                                                                                          ------------
                                                                                                             2,060,500
======================================================================================================================
Financial Services-- CCC-   Caa3   4,500,000  Amresco Inc., 9.875% due 3/15/2005                             2,576,250
5.0%                 BB-    Ba3    5,000,000  RBF Finance Company, 11% due 3/15/2006                         5,750,000
                     BB+    Ba3    2,500,000  Sovereign Bancorp, 10.50% due 11/15/2006                       2,481,250
                                                                                                          ------------
                                                                                                            10,807,500
======================================================================================================================
Food & Beverage--    CCC+   Caa1   3,000,000  Aurora Food Inc., 8.75% due 7/01/2008                          2,130,000
1.8%                 B-     B3     1,000,000  Chiquita Brands International Inc., 7% due 3/28/2001
                                              (Convertible)                                                    875,000
                     CCC    Caa1   1,750,000  Vlasic Foods International Inc., 10.25% due 7/01/2009            840,000
                                                                                                          ------------
                                                                                                             3,845,000
======================================================================================================================
Foreign Government   B+     B1     2,000,000  Republic of Brazil, 10.125% due 5/15/2027                      1,445,000
Obligations--0.7%
======================================================================================================================
Gaming--3.4%                                  GB Property Funding Corp.:
                     D      Caa1     599,000    10.875% due 1/15/2004                                          371,380
                     NR*    NR*    2,994,000    11% due 9/25/2005                                            2,814,360
                                              Jazz Casino Co. LLC:
                     NR*    NR*    4,120,040    6.103% due 11/15/2009 (b)(d)                                   576,806
                     NR*    NR*      210,000    Contingent Notes, due 11/15/2009 (e)                                 0
                                              Venetian Casino/LV Sands:
                     B-     Caa1     750,000    12.25% due 11/15/2004                                          738,750
                     CCC+   Caa3   3,000,000    10% due 11/15/2005                                           2,947,500
                                                                                                          ------------
                                                                                                             7,448,796
======================================================================================================================
Health Services--    CCC+   B3     4,750,000  ALARIS Medical Systems, Inc., 9.75% due 12/01/2006             1,900,000
12.1%                CCC+   B3     4,000,000  Extendicare Health Services, 9.35% due 12/15/2007              1,840,000
                     B+     ba3      950,000  Fresenius Medical Capital Trust I, 9% due 12/01/2006             912,000
                     B+     ba3    2,050,000  Fresenius Medical Capital Trust II, 7.875% due 2/01/2008       1,865,500
                     BBB-   Ba1    1,750,000  HEALTHSOUTH Corp., 7% due 6/15/2008                            1,560,414
                     BB     Ba3    4,000,000  ICN Pharmaceuticals Inc., 8.75% due 11/15/2008 (h)             3,970,000
                     CCC    B3     5,250,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007                  4,278,750
                     B-     Caa1   3,375,000  Magellan Health Services, 9% due 2/15/2008                     2,058,750
                     D      NR*    3,500,000  Mariner Post--Acute Network, 9.50% due 11/01/2007 (c)             70,000
                     B+     B2     3,000,000  Quest Diagnostics Inc., 10.75% due 12/15/2006                  3,180,000
                     B+     Ba3    4,500,000  Quorum Health Group Inc., 8.75% due 11/01/2005                 4,522,500
                                                                                                          ------------
                                                                                                            26,157,914
======================================================================================================================
Hotels--3.6%         BB     Ba2    1,600,000  Felcor Lodging LP, 9.50% due 9/15/2008                         1,584,000
                     BB     Ba2    4,000,000  HMH Properties, Inc., 8.45% due 12/01/2008                     3,760,000
                     BB     Ba2    2,500,000  Host Marriott LP, 8.375% due 2/15/2006                         2,375,000
                                                                                                          ------------
                                                                                                             7,719,000
======================================================================================================================
Independent Power    BB     Ba1    2,125,000  AES Corporation, 9.375% due 9/15/2010                          2,098,437
Producers--3.4%      BB-    Ba2    1,750,000  AES Drax Energy Ltd., 11.50% due 8/30/2010 (h)                 1,846,250
                     BB+    Ba1    1,500,000  Calpine Corporation, 8.625% due 8/15/2010                      1,516,257
                     BB     Ba1    1,500,000  ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011          1,381,200
                     BB+    Ba3      500,000  Midland Funding II, 13.25% due 7/23/2006 (g)                     565,194
                                                                                                          ------------
                                                                                                             7,407,338
======================================================================================================================
Industrial Services--B-     B3     3,750,000  Neff Corp., 10.25% due 6/01/2008                               1,725,000
0.8%
======================================================================================================================
Internet Transport-- CCC    B3     4,350,000  PSINet Inc., 11% due 8/01/2009                                 1,326,750
0.6%
======================================================================================================================
Metals & Mining--    B-     B3     3,750,000  Great Lakes Carbon Corp., 11.75% due 5/15/2008 (d)             1,950,000
1.9%                 CCC+   B3     4,200,000  Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003         2,184,000
                                                                                                          ------------
                                                                                                             4,134,000
======================================================================================================================
Packaging--1.3%      B      B3     2,150,000  Huntsman Packaging Corporation, 13% due 6/01/2010              1,290,000
                     B      B3     1,500,000  US Can Corporation, 12.375% due 10/01/2010 (h)                 1,470,000
                                                                                                          ------------
                                                                                                             2,760,000
======================================================================================================================
Paper & Forest       CCC+   B3     3,250,000  APP China Group Ltd., 14% due 3/15/2010                        1,007,500
Products--3.6%       B      B2     2,400,000  Ainsworth Lumber Company, 12.50% due 7/15/2007 (d)             1,860,000
                                              Doman Industries Limited:
                     B      Caa1   4,000,000    8.75% due 3/15/2004                                          2,000,000
                     B+     B3     1,500,000    12% due 7/01/2004                                            1,440,000
                     B-     Caa1     700,000  Gaylord Container Corporation, 9.375% due 6/15/2007              462,000
                     CCC+   B3     1,500,000  Tjiwi Kimia International BV, 13.25% due 8/01/2001             1,155,000
                                                                                                          ------------
                                                                                                             7,924,500
======================================================================================================================
Product
Distribution--       CCC-   Ca     3,400,000  US Office Products Co., 9.75% due 6/15/2008                      340,000
0.2%
======================================================================================================================
Publishing &         B      B2     4,500,000  MDC Communications Corp., 10.50% due 12/01/2006                4,095,000
Printing--3.3%       BB-    Ba3    3,250,000  Primedia, Inc., 7.625% due 4/01/2008                           2,973,750
                                                                                                          ------------
                                                                                                             7,068,750
======================================================================================================================
Real Estate--2.3%    BB-    Ba3    5,250,000  Forest City Enterprises Inc., 8.50% due 3/15/2008              4,908,750
======================================================================================================================


                                     6 & 7

                              Corporate High Yield Fund, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                     S&P    Moody's   Face
INDUSTRIES         Ratings  Ratings  Amount                       Corporate Bonds                             Value
======================================================================================================================
Specialty Retailing--B      B2    $1,150,000  Jo-Ann Stores Inc., 10.375% due 5/01/2007                     $  632,500
0.3%
======================================================================================================================
Steel--0.5%          NR*    B1     1,250,000  CSN Iron SA, 9.125% due 6/01/2007 (h)                            990,625
                     NR*    Ca     3,250,000  Metal Management Inc., 10% due 5/15/2008                          32,500
                     CC     Caa3   1,750,000  Republic Technologies, 13.75% due 7/15/2009                      140,000
                                                                                                          ------------
                                                                                                             1,163,125
======================================================================================================================
Telephony--6.5%      NR*    NR*    3,250,000  Comtel Brasileira Ltd., 10.75% due 9/26/2004 (h)               3,120,000
                     CC     Ca     2,750,000  Esprit Telecom Group PLC, 10.875% due 6/15/2008                   55,000
                     B-     B3     1,750,000  Fairpoint Communications, 12.50% due 5/01/2010                 1,522,500
                     B-     Caa1   4,500,000  GT Group Telecom, 13.25%** due 2/01/2010                       1,440,000
                     B      B2     1,750,000  Intermedia Communications Inc., 8.60% due 6/01/2008            1,417,500
                                              Nextlink Communications Inc.:
                     B      B2     3,750,000    12.50% due 4/15/2006                                         2,821,875
                     B      B2     1,500,000    9% due 3/15/2008                                               922,500
                     B-     B3     3,500,000  Tele1 Europe BV, 13% due 5/15/2009                             2,695,000
                                                                                                          ------------
                                                                                                            13,994,375
======================================================================================================================
Textiles--2.1%       B      B3     3,000,000  Polymer Group Inc., 8.75% due 3/01/2008                        1,920,000
                                              Westpoint Stevens Inc.:
                     BB-    B1     2,000,000    7.875% due 6/15/2005                                         1,400,000
                     BB-    B1     1,750,000    7.875% due 6/15/2008 (f)                                     1,172,500
                                                                                                          ------------
                                                                                                             4,492,500
======================================================================================================================
Transportation--     NR*    Caa3   4,000,000  American Reefer Co. Ltd., 10.25% due 3/01/2008 (c)             1,360,000
8.3%                 BB-    NR*    3,750,000  Autopistas del Sol SA, 10.25% due 8/01/2009 (h)                2,325,000
                     BB-    Ba3    4,000,000  Eletson Holdings, Inc., 9.25% due 11/15/2003                   3,680,000
                     BB-    B1     3,750,000  Sea Containers Ltd., 12.50% due 12/01/2004                     2,812,500
                     BB-    B2     3,000,000  TFM, SA de CV, 11.974%** due 6/15/2009                         2,235,000
                     B+     Ba3    1,750,000  Transportacion Maritima Mexicana, SA de CV, 9.25% due
                                              5/15/2003                                                      1,435,000
                     B-     B2     3,150,000  Transtar Holdings LP, 13.375% due 12/15/2003                   3,165,750
                     NR*    NR*    1,548,185  Trism, Inc., 12% due 2/15/2005                                 1,068,248
                                                                                                          ------------
                                                                                                            18,081,498
======================================================================================================================
Utilities--3.9%      BBB-   Ba2    5,028,811  Tucson Electric & Power Co., 10.211% due 1/01/2009 (f)(g)      5,348,291
                     BB-    Ba2    3,250,000  Western Resources Inc., 6.25% due 8/15/2003                    3,036,475
                                                                                                          ------------
                                                                                                             8,384,766
======================================================================================================================
Waste                NR*    Ca     4,000,000  Mid-American Waste Systems, Inc., 12.25% due 2/15/2003 (c)        60,000
Management--0.0%
======================================================================================================================
Wireless             CCC    Caa1   2,750,000  Airgate PCS Inc., 12.713%** due 10/01/2009                     1,347,500
Communications--                              Nextel Communications, Inc.:
8.3%                 B      B1     2,250,000    9.505%** due 10/31/2007                                      1,530,000
                     B      B1     2,300,000    9.375% due 11/15/2009                                        1,978,000
                     CCC+   B3     3,500,000  Nextel Partners Inc., 12.576%** due 2/01/2009                  2,205,000
                     B      B3     2,650,000  Pinnacle Holdings Inc., 11.692%** due 3/15/2008                1,378,000
                     B-     B3     6,000,000  Spectrasite Holdings Inc., 12.875%** due 3/15/2010             2,700,000
                     B-     B2     3,500,000  VoiceStream PCS Holdings Corp., 10.375% due 11/15/2009         3,710,000
                     B+     B1     3,000,000  Western Wireless Corp., 10.50% due 2/01/2007                   3,090,000
                                                                                                          ------------
                                                                                                            17,938,500
======================================================================================================================
Wireless             NR*    NR*    3,000,000  Celcaribe SA, 14.50% due 3/15/2004                             1,950,000
Communications--                              ClearNet Communications:
International--11.4% NR*    Ba1    2,000,000    12.473%** due 12/15/2005                                     2,140,000
                     BBB+   Ba1    3,000,000    11.455%** due 5/01/2009                                      2,370,000
                     B      B3     6,208,000  Comunicacion Celular SA, 14.125% due 3/01/2005 (h)             4,842,240
                     CCC    Caa2   1,750,000  Dolphin Telecom PLC, 22.499%** due 6/01/2008                     280,000
                     B-     Caa1   5,250,000  McCaw International Ltd., 12.836%** due 4/15/2007              3,307,500
                     B-     Caa1   7,750,000  Millicom International Cellular SA, 14.147%** due 6/01/2006    6,122,500
                     CCC+   Caa1   7,500,000  Telesystem International Wireless Inc., 17.158%** due
                                              6/30/2007                                                      3,750,000
                                                                                                          ------------
                                                                                                            24,762,240
======================================================================================================================
                                              Total Investments in Corporate Bonds
                                              (Cost--$362,868,658)--127.0%                                 275,274,665
======================================================================================================================
                                      Shares
                                       Held                        Common Stocks
======================================================================================================================
Energy--2.9%                         321,384  CHI Energy, Inc. (c)                                           4,981,452
                                      65,929  Forcenergy Inc. (c)                                            1,302,098
                                                                                                          ------------
                                                                                                             6,283,550
======================================================================================================================
Entertainment--0.5%                   171,974  On Command Corporation (c)                                    1,214,566
======================================================================================================================
Food & Beverage--                     53,132  Aurora Food Inc. (c)                                             129,510
0.1%
======================================================================================================================
Gaming--0.5%                         175,281  GB Holdings Inc.                                               1,051,686
                                      60,892  JCC Holding Company (Class A)(c)                                  11,417
                                                                                                          ------------
                                                                                                             1,063,103
======================================================================================================================
Telephony--0.3%                       32,003  McLeodUSA Incorporated (Class A)(c)                              432,041
                                      61,644  Tele1 Europe Holding AB (ADR) (c)(j)                             308,220
                                                                                                          ------------
                                                                                                               740,261
======================================================================================================================
Transportation--                     130,666  HMI (c)                                                        1,175,994
0.6%                                  98,052  Trism, Inc. (c)                                                   85,795
                                                                                                          ------------
                                                                                                             1,261,789
======================================================================================================================
                                              Total Investments in Common Stocks (Cost--$14,970,456)--4.9%  10,692,779
======================================================================================================================
                                                                   Warrants (i)
======================================================================================================================
Entertainment--0.1%                   61,014  On Command Corporation                                            99,148
======================================================================================================================


                                     8 & 9

                              Corporate High Yield Fund, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                      Shares
INDUSTRIES                             Held                        Warrants (i)                                Value
======================================================================================================================
Packaging--0.0%                        2,500  Huntsman Packaging Corporation                              $     25,000
======================================================================================================================
Paper & Forest                         3,250  APP China Group Ltd. (h)                                              32
Products--0.0%
======================================================================================================================
Steel--0.0%                            1,750  Republic Technologies                                                 18
======================================================================================================================
Supermarkets--0.0%                     3,745  Grand Union Co.                                                        4
======================================================================================================================
Telephony--0.1%                        4,500  GT Group Telecom (h)                                             200,250
======================================================================================================================
Wireless                               6,208  Comunicacion Celular SA (h)                                       62,080
Communications--
International--0.0%
======================================================================================================================
                                              Total Investments in Warrants (Cost--$899,744)--0.2%             386,532
======================================================================================================================
                                       Face
                                      Amount                   Short-Term Securities
======================================================================================================================
Commercial                         $ 713,000  General Motors Acceptance Corp., 6.56% due 12/01/2000            713,000
Paper***--0.3%
======================================================================================================================
                                              Total Investments in Short-Term Securities
                                              (Cost--$713,000)--0.3%                                           713,000
======================================================================================================================
                                              Total Investments (Cost--$379,451,858)--132.4%               287,066,976

                                              Liabilities in Excess of Other Assets--(32.4%)               (70,269,226)
                                                                                                          ------------
                                               Net Assets--100%                                           $216,797,750
                                                                                                          ============
======================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(b)   Floating rate note.
(c)   Non-income producing security.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(e) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(f) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $6,521,000, representing 3.0% of net assets.

      -----------------------------------------------------------------------------------------
                                                           Acquisition
      Issue                                                  Date(s)       Cost        Value
      -----------------------------------------------------------------------------------------
      Tucson Electric & Power Co., 10.211% due 1/01/2009   6/25/1993-
                                                           7/28/1993    $4,725,128   $5,348,291
      Westpoint Stevens Inc., 7.875% due 6/15/2008         8/25/2000     1,511,563    1,172,500
                                                                        ----------   ----------
      -----------------------------------------------------------------------------------------
      Total                                                             $6,236,691   $6,520,791
                                                                        ==========   ==========
      -----------------------------------------------------------------------------------------

(g)   Subject to principal paydowns.
(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(i) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(j)   American Depositary Receipts.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of November 30, 2000
===============================================================================================================================
Assets:       Investments, at value (identified cost--$379,451,858) ...........................                   $ 287,066,976
              Receivables:
                Interest ......................................................................   $   8,380,282
                Securities sold ...............................................................       3,149,744
                Loans .........................................................................       2,200,000
                Dividends .....................................................................          16,925      13,746,951
                                                                                                  -------------
              Prepaid expenses and other assets ...............................................                         194,432
                                                                                                                  -------------
              Total assets ....................................................................                     301,008,359
                                                                                                                  -------------
===============================================================================================================================
Liabilities:  Loans ...........................................................................                      78,900,000
              Payables:
                Custodian bank ................................................................       2,199,963
                Securities purchased ..........................................................       1,971,295
                Dividends to shareholders .....................................................         506,164
                Interest on loans .............................................................         443,373
                Investment adviser ............................................................         101,533       5,222,328
                                                                                                  -------------
              Accrued expenses and other liabilities ..........................................                          88,281
                                                                                                                  -------------
              Total liabilities ...............................................................                      84,210,609
                                                                                                                  -------------
===============================================================================================================================
Net Assets:   Net assets ......................................................................                   $ 216,797,750
                                                                                                                  =============
===============================================================================================================================
Capital:      Common Stock, $.10 par value, 200,000,000 shares authorized .....................                   $   2,411,098
              Paid-in capital in excess of par ................................................                     335,809,715
              Undistributed investment income--net ............................................                       3,444,794
              Accumulated realized capital losses on investments--net .........................                     (29,773,971)
              Accumulated distributions in excess of realized capital gains on investments--net                      (2,709,004)
              Unrealized depreciation on investments--net .....................................                     (92,384,882)
                                                                                                                  -------------
              Total--Equivalent to $8.99 per share based on 24,110,978 shares of capital stock
              outstanding (market price $8.25) ................................................                   $ 216,797,750
                                                                                                                  =============
===============================================================================================================================

See Notes to Financial Statements.


                                     10 & 11

                              Corporate High Yield Fund, Inc., November 30, 2000

STATEMENT OF OPERATIONS

                     For the Six Months Ended November 30, 2000
========================================================================================================
Investment Income:   Interest and discount earned ........................                  $ 19,620,007
                     Dividends ...........................................                        63,425
                     Other ...............................................                       226,090
                                                                                            ------------
                     Total income ........................................                    19,909,522
                                                                                            ------------
========================================================================================================
Expenses:            Loan interest expense ...............................   $  2,940,599
                     Investment advisory fees ............................        825,633
                     Borrowing costs .....................................         82,799
                     Accounting services .................................         48,821
                     Transfer agent fees .................................         37,296
                     Directors' fees and expenses ........................         19,955
                     Pricing services ....................................          6,391
                                                                             ------------
                     Total expenses ......................................                     3,961,494
                                                                                            ------------
                     Investment income--net ..............................                    15,948,028
                                                                                            ------------
========================================================================================================
Realized &           Realized loss on investments--net ...................                    (4,871,364)
Unrealized Loss on   Change in unrealized depreciation on investments--net                   (27,888,013)
Investments--Net:                                                                           ------------
                     Net Decrease in Net Assets Resulting from Operations                   $(16,811,349)
                                                                                            ============
========================================================================================================

                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         For the Six        For the
                                                                        Months Ended      Year Ended
               Increase (Decrease) in Net Assets:                       Nov. 30, 2000    May 31, 2000
======================================================================================================
Operations:    Investment income--net ...............................   $  15,948,028    $  31,209,629
               Realized loss on investments--net ....................      (4,871,364)     (12,132,813)
               Change in unrealized depreciation on investments--net      (27,888,013)     (29,727,024)
                                                                        -------------    -------------
               Net decrease in net assets resulting from operations .     (16,811,349)     (10,650,208)
                                                                        -------------    -------------
======================================================================================================
Dividends to   Dividends to shareholders from investment income--net      (15,982,247)     (31,792,010)
Shareholders:                                                           -------------    -------------
======================================================================================================
Capital Stock  Value of shares issued to Common Stock shareholders in
Transactions:  reinvestment of dividends ............................         503,295        1,263,270
                                                                        -------------    -------------
======================================================================================================
Net Assets:    Total decrease in net assets .........................     (32,290,301)     (41,178,948)
               Beginning of period ..................................     249,088,051      290,266,999
                                                                        -------------    -------------
               End of period* .......................................   $ 216,797,750    $ 249,088,051
                                                                        =============    =============
======================================================================================================
              *Undistributed investment income--net .................   $   3,444,794    $   3,479,013
                                                                        =============    =============
======================================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                       For the Six Months Ended November 30, 2000
==================================================================================================
Cash Provided by       Net decrease in net assets resulting from operations .......   $(16,811,349)
Operating Activities:  Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by
                       operating activities:
                         Increase in receivables ..................................     (2,671,444)
                         Increase in other assets .................................       (100,125)
                         Increase in other liabilities ............................      1,695,728
                         Realized and unrealized loss on investments--net .........     32,759,377
                         Amortization of discount .................................     (4,070,518)
                                                                                      ------------
                       Net cash provided by operating activities ..................     10,801,669
                                                                                      ------------
==================================================================================================
Cash Provided by       Proceeds from sales of long-term investments ...............     98,067,308
Investing Activities:  Purchases of long-term investments .........................    (90,473,715)
                       Purchases of short-term investments ........................    (42,046,278)
                       Proceeds from sales and maturities of short-term investments     41,517,000
                                                                                      ------------
                       Net cash provided by investing activities ..................      7,064,315
                                                                                      ------------
==================================================================================================
Cash Used for          Cash receipts from borrowings ..............................     65,500,000
Financing Activities:  Cash payments on borrowings ................................    (67,900,000)
                       Dividends paid to shareholders .............................    (15,467,131)
                                                                                      ------------
                       Net cash used for financing activities .....................    (17,867,131)
                                                                                      ------------
==================================================================================================
Cash:                  Net decrease in cash .......................................         (1,147)
                       Cash at beginning of period ................................          1,147
                                                                                      ------------
                       Cash at end of period ......................................   $         --
                                                                                      ============
==================================================================================================
Cash Flow              Cash paid for interest .....................................   $  2,961,723
Information:                                                                          ============
==================================================================================================
Non-Cash Financing     Reinvestment of dividends paid to shareholders .............   $    503,295
Activities:                                                                           ============
==================================================================================================

See Notes to Financial Statements.

                                    12 & 13

                              Corporate High Yield Fund, Inc., November 30, 2000


FINANCIAL HIGHLIGHTS

                                                                           For the
              The following per share data and ratios have been derived  Six Months               For the Year Ended
              from information provided in the financial statements.        Ended                      May 31,+
                                                                          Nov. 30,     -------------------------------------------
              Increase (Decrease) in Net Asset Value:                      2000+        2000       1999         1998       1997
==================================================================================================================================
Per Share     Net asset value, beginning of period ...................... $  10.35     $  12.12   $  13.95     $  13.74   $  13.68
Operating                                                                 --------     --------   --------     --------   --------
Performance:  Investment income--net ....................................      .66         1.30       1.41         1.42       1.44
              Realized and unrealized gain (loss) on investments--net ...    (1.36)       (1.75)     (1.71)         .25        .08
                                                                          --------     --------   --------     --------   --------
              Total from investment operations ..........................     (.70)        (.45)      (.30)        1.67       1.52
                                                                          --------     --------   --------     --------   --------
              Less dividends and distributions:
               Investment income--net ...................................     (.66)       (1.32)     (1.42)       (1.46)     (1.46)
               In excess of realized gain on investments--net ...........       --           --       (.11)          --         --
                                                                          --------     --------   --------     --------   --------
              Total dividends and distributions .........................     (.66)       (1.32)     (1.53)       (1.46)     (1.46)
                                                                          --------     --------   --------     --------   --------
              Net asset value, end of period ............................ $   8.99     $  10.35   $  12.12     $  13.95   $  13.74
                                                                          ========     ========   ========     ========   ========
              Market price per share, end of period ..................... $   8.25     $   9.25   $12.1875     $14.1875   $ 14.125
                                                                          ========     ========   ========     ========   ========
==================================================================================================================================
Total         Based on market price per share ...........................   (4.58%)++   (13.82%)    (2.82%)      11.33%     17.44%
Investment                                                                ========     ========   ========     ========   ========
Return:**     Based on net asset value per share ........................   (7.07%)++    (3.04%)    (1.71%)      12.53%     11.69%
                                                                          ========     ========   ========     ========   ========
==================================================================================================================================
Ratios to     Expenses, excluding interest expense ......................     .82%*        .91%       .88%         .64%       .66%
Average                                                                   ========     ========   ========     ========   ========
Net Assets:   Expenses ..................................................    3.20%*       2.88%      2.65%        1.45%      1.27%
                                                                          ========     ========   ========     ========   ========
              Investment income--net ....................................   12.87%*      11.34%     11.22%        8.71%      9.43%
                                                                          ========     ========   ========     ========   ========
==================================================================================================================================
Leverage:     Amount of borrowings outstanding, end of period
              (in thousands) ..........                                   $ 78,900     $ 81,300   $ 88,600     $ 70,300   $ 28,000
                                                                          ========     ========   ========     ========   ========
              Average amount of borrowings outstanding during the
              period (in thousands)                                       $ 84,031     $ 89,162   $ 93,258     $ 52,080   $ 36,667
                                                                          ========     ========   ========     ========   ========
              Average amount of borrowings outstanding per share
              during the period ....                                      $   3.49     $   3.71   $   3.93     $   2.26   $   1.64
                                                                          ========     ========   ========     ========   ========
==================================================================================================================================
Supplemental  Net assets, end of period (in thousands) .................. $216,798     $249,088   $290,267     $326,929   $312,909
Data:                                                                     ========     ========   ========     ========   ========
              Portfolio turnover ........................................   28.77%       51.50%     48.80%       55.42%     52.91%
                                                                          ========     ========   ========     ========   ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets, including futures contracts and related options, are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


                                    14 & 15

                              Corporate High Yield Fund, Inc., November 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective June 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of May 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the six months ended November 30, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $905 for security price quotations to compute the net asset value of the Fund.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2000 were $92,406,296 and $99,548,266, respectively.

Net realized losses for the six months ended November 30, 2000 and net unrealized losses as of November 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............          $(4,871,364)         $(92,384,882)
                                             ------------          ------------
Total ..............................          $(4,871,364)         $(92,384,882)
                                             ============          ============
--------------------------------------------------------------------------------

As of November 30, 2000, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $92,384,882, of which $5,569,412 related to appreciated securities and $97,954,294 related to depreciated securities. The aggregate cost of investments at November 30, 2000 for Federal income tax purposes was $379,451,858.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 2000 and the year ended May 31, 2000 increased by 48,764 and 106,248, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On August 10, 1999, the Fund extended its one-year credit agreement with State Street Bank and Trust Company, Fleet National Bank and certain other institutions party thereto. The agreement provided for a $150,000,000 credit facility bearing interest at the Federal Funds rate plus .50% and/or LIBOR plus
 .50%.

On July 6, 2000, the Fund entered into a one-year $140,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). This agreement replaced the credit agreement the Fund had extended on August 10, 1999. Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or
(ii) the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the six months ended November 30, 2000, the average amount borrowed was approximately $84,031,000 and the daily weighted average interest rate was 6.98%. For the six months ended November 30, 2000, facility and commitment fees aggregated approximately $95,000.

6. Capital Loss Carryforward:

At May 31, 2000, the Fund had a net capital loss carryforward of approximately $15,171,000, of which $8,611,000 expires in 2007 and $6,560,000 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 1, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.108312 per share, payable on December 15, 2000 to shareholders of record as of December 7, 2000. In addition, on December 18, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.107655 per share, payable on January 5, 2001 to shareholders of record as of December 29, 2000.


                                    16 & 17

                              Corporate High Yield Fund, Inc., November 30, 2000

PORTFOLIO INFORMATION

                                                                      Percent of
                   As of November 30, 2000                 Long-Term Investments
================================================================================
Top Ten Holdings   Nextel Communications,       Nextel offers digital
                   Inc.*                        and analog wireless
                                                communications
                                                services throughout
                                                the United States. The
                                                company's digital
                                                service covers nearly
                                                one-half of the total
                                                US population and,
                                                once completed, will
                                                enable Nextel to offer
                                                nationwide digital
                                                wireless service. Our
                                                holdings include bonds
                                                of 100%-owned McCaw
                                                International.              2.4%
--------------------------------------------------------------------------------
                   HMH Properties, Inc.         HMH, a wholly-owned
                                                subsidiary of Host
                                                Marriott Corporation,
                                                owns or holds
                                                controlling interests
                                                in 69 full-service
                                                lodging properties.
                                                The properties are
                                                generally operated
                                                under the Marriott and
                                                Ritz-Carlton brand
                                                names. Host Marriott
                                                manages most of the
                                                properties for fees
                                                based on revenues or
                                                operating profit.           2.1
--------------------------------------------------------------------------------
                   Millicom International       Millicom International
                   Cellular SA                  develops and operates
                                                cellular telephone
                                                systems worldwide. The
                                                company has interest
                                                in 33 cellular systems
                                                in 20 countries,
                                                primarily in emerging
                                                markets in Asia, Latin
                                                America, Europe and
                                                Africa.                     2.1
--------------------------------------------------------------------------------
                   RBF Finance Company          R&B Falcon (the parent
                                                company of RBF
                                                Finance) owns and
                                                operates the world's
                                                largest fleet of
                                                marine drilling rigs.
                                                The company operates
                                                in most of the world's
                                                major offshore
                                                hydrocarbon-producing
                                                regions and in all
                                                water depths. The RBF
                                                notes are guaranteed
                                                by R&B Falcon, as well
                                                as secured by
                                                first-priority liens
                                                on certain new rigs
                                                and related long-term
                                                contracts.                  2.0
--------------------------------------------------------------------------------
                   Tucson Electric & Power Co.  This electric utility
                                                serves Tucson,
                                                Arizona, and
                                                surrounding areas. Our
                                                bonds are secured
                                                lease obligation bonds
                                                on the company's
                                                Springerville
                                                coal-fired power
                                                generation plant.           1.9
--------------------------------------------------------------------------------
                   CHI Energy, Inc.             CHI Energy develops,
                                                operates and manages
                                                hydroelectric power
                                                plants with 15
                                                projects in Maine. The
                                                company has agreed to
                                                be acquired by Erga
                                                SpA, a wholly-owned
                                                subsidiary of Enel
                                                SpA, the world's
                                                largest public
                                                utility.                    1.7
--------------------------------------------------------------------------------
                   Forest City Enterprises Inc. Forest City is a
                                                diversified real
                                                estate developer. The
                                                company develops,
                                                acquires, owns and
                                                manages commercial and
                                                residential real
                                                estate projects in 21
                                                states and the
                                                District of Columbia.       1.7
--------------------------------------------------------------------------------
                   Comunicacion Celular SA      Comcel is a cellular
                   (Comcel)                     telephone company
                                                located in Colombia.
                                                Bell Canada, SBC
                                                Communications and
                                                Telefonos de Mexico
                                                jointly own the
                                                company.                    1.7
--------------------------------------------------------------------------------
                   Quorum Health Group Inc.     Quorum owns and
                                                operates acute care
                                                hospitals, as well as
                                                providing management
                                                and consulting
                                                services to hospitals.
                                                Triad Hospitals has
                                                announced that it will
                                                buy Quorum for cash,
                                                stock and assumed
                                                debt.                       1.6
--------------------------------------------------------------------------------
                   NTL Inc.*                    NTL provides
                                                communications
                                                services to
                                                residential, business
                                                and wholesale
                                                customers. The company
                                                offers residential
                                                telephony, cable
                                                television and
                                                Internet access
                                                services. NTL also
                                                provides national and
                                                international
                                                telecommunications,
                                                and satellite and
                                                radio communications.
                                                We hold bonds of
                                                International
                                                Cabletel, renamed NTL,
                                                Inc. and wholly-owned
                                                Diamond Cable.              1.5
--------------------------------------------------------------------------------
*Includes combined holdings.

Portfolio Profile

The quality ratings* of securities in the Fund as of November 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa .............................................................       3.3%
BB/Ba ...............................................................      32.7
B/B .................................................................      49.3
CCC/Caa or Lower ....................................................      10.3
NR (Not Rated) ......................................................       4.4
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ..............................................      31.5%
Emerging Market Holdings ............................................      10.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             5.9 Years
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ..................................................................   8.0%
United Kingdom ..........................................................   4.8
Brazil ..................................................................   2.6
Colombia ................................................................   2.4
Argentina ...............................................................   2.3
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Top Five Industries                                                 Total Assets
--------------------------------------------------------------------------------
Health Services .........................................................   8.7%
Wireless Communications--International ..................................   8.2
Transportation ..........................................................   6.4
Energy ..................................................................   6.0
Wireless Communications .................................................   6.0
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of Corporate High Yield Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

COY


                                    18 & 19

Corporate High Yield Fund, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16718--11/00

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